FINANCIAL INVESTORS TRUST Emerald Banking and Finance Fund Emerald Growth Fund Emerald Insights Fund

SUPPLEMENT DATED APRIL 9, 2021
TO THE PROSPECTUS DATED AUGUST 31, 2020, AS SUPPLEMENTED FROM TIME TO TIME

The information contained in the Prospectus in the section entitled “Payments to Broker-Dealers and Other Financial Intermediaries” under the heading "BUYING, EXCHANGING AND REDEEMING SHARES," is hereby deleted and replaced with the following:

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.

Certain broker-dealers may regard Institutional Class shares as being “clean” shares, since they do not contain any front-end load, deferred sales charge, or other asset-based fees for sales or distribution. Certain brokers may charge investors commissions or other charges on brokerage transactions in “clean” shares.

Ask your salesperson or visit your financial intermediary’s Web site for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
FOR FUTURE REFERENCE.